Exhibit 4.2

FORM                               [Front]

                                CRIIMI MAE INC.
             (Incorporated Under the Laws of the State of Maryland)

- ------------                                                    -----------
    NUMBER                        Certificate                      SHARES
- ------------                                                    -----------


This certificate is transferable in                          Series B Cumulative
the City of New York, New York                       Convertible Preferred Stock
or New Jersey

                                                   (See reverse for restrictions
                                                    on transfer and definitions)

                                                              CUSIP  226603 20 7



THIS CERTIFIES THAT ____________________________ is the owner of ______________
________________ fully paid and non-assessable shares of Series B Cumulative Convertible Preferred Stock, par value of one cent ($.01) each, of

CRIIMI MAE Inc., transferable on the books of the Corporation by the owner in person, or by duly authorized attorney, upon the surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Maryland and to the Articles of Incorporation and By-laws of the Corporation, as now or hereafter amended.

    This Certificate is not valid unless countersigned and registered by the Transfer Agent and by the Registrar.

    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED
Registrar and Transfer Company                          Chairman of the Board
    TRANSFER AGENT AND REGISTRAR
                                  [SEAL 1993]


AUTHORIZED SIGNATURE                                           Secretary

                                    [Back]

                                CRIIMI MAE Inc.

     Article EIGHTEENTH of the Corporation's Articles of Incorporation places certain restrictions on the ownership of the Corporation's capital stock, including limitations as to rights to acquire the Corporation's capital stock, in an aggregate amount in excess of 9.8% of the outstanding capital stock of the Corporation. The Corporation will furnish to any shareholder, upon request and without charge, a full or summary statement of (1) the designations, preferences, limitations, restrictions, and relative rights of the shares of each class authorized to be issued, (2) the variations in the relative rights and preferences between the shares of each series of preferred stock so far as the same have been fixed and determined, and (3) the authority of the board of directors to fix and determine the relative rights and preferences of subsequent series. Such request may be made to the transfer agent named on the face hereof or to the secretary of the Corporation.


                   -----------------------------------------
                         Notice of Election to Convert
                        (Convertible into Common Stock)

          The undersigned hereby irrevocably elects to convert_________________ shares of the Series B Cumulative Convertible Preferred Stock represented by the within certificate into shares of Common Stock of CRIIMI MAE INC. (as such shares may be constituted on the conversion date) in accordance with the provisions of the Articles of Incorporation, as amended, of the Corporation.

          Dated:
                ---------------------           -------------------------
                                                         Signature

              ---------------------------------------------------

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM    - as tenants in common   UNIF GIFT MIN ACT - _______ Custodian_______
                                                 (Cust)
TEN ENT    - as tenants by the entireties     under Uniform Gifts to Minor
                                                Act
                                                   ----------------------
JT TEN     - as joint tenants with right of               (State)
             survivorship and not as tenants
             in common

             Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto

Please insert social security or other
identifying number of assignee
- ---------------------------------------
|                                      |
- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
  (Please print or typewrite name and address, including zip code of assignee)

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
                                                    Shares of the capital stock
- ---------------------------------------------------
represented by the within Certificate, and do hereby irrevocably constitute and
appoint                                                               Attorney
        -------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
      --------------------


- --------------------------
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:



- --------------------------

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.